For immediate release                             For more information, contact:
                                                              Investor Relations
                                                                  (972) 699-4041
                                                       Email: investor@kaneb.com

                           KANEB Reports 2002 Results

DALLAS, TX (February 26, 2003) - KANEB today reported results for the year ended December 31, 2002. The Kaneb Companies are Kaneb Services LLC (NYSE: KSL) and Kaneb Pipe Line Partners, L.P. (NYSE: KPP, "the Partnership"). Kaneb Services LLC's wholly owned subsidiary, Kaneb Pipe Line Company LLC, is the Partnership's General Partner.

"2002 was a very active and productive year for KANEB. We acquired two large terminaling operations and two very significant pipeline systems that will add substantially to our business and our cash flow for many years to come," said John R. Barnes, Chairman and CEO of Kaneb Services LLC. "KANEB's business is represented in two publicly-traded vehicles - KSL and KPP - each of which offers value to investors. Our business is focused on steady growth, which allows the cash distributed to our investors to grow."

2002 RESULTS FOR KANEB SERVICES LLC

Kaneb Services LLC reported net income of $47.2 million for the year, compared with $28.3 million for the prior year. Diluted earnings per share, as reported for 2002, were $4.02, compared with $2.46 in the prior year. Consolidated income before gain on settlement of treasury lock and loss on debt extinguishment, net of interest of outside non-controlling partners in KPP's net income, and gain on issuance of units by KPP (see Supplemental Information in the attached table) was $22.4 million, a 23% increase over the comparable amount for 2001 of $18.3 million. Diluted earnings per share, before gain on settlement of treasury lock and loss on debt extinguishment, net of interest of outside non-controlling partners in KPP's net income, and gain on issuance of units by KPP (see
Supplemental Information in the attached table) were $1.91, compared to $1.59 last year.

KSL was formed as a limited liability company in 2001 with assets previously held by Kaneb Services, Inc. (now Xanser Corporation). Those assets include the KPP general partner interest and incentive as well as 5.1 million Partnership units, a wholesale petroleum product marketing company, and a wholly owned subsidiary that manages and operates the pipeline and terminaling assets of KPP.

2002 RESULTS FOR KANEB PIPE LINE PARTNERS, L.P.

Kaneb Pipe Line Partners, L.P. reported revenues of $386.6 million, compared to $207.8 million for the prior year. Net income for 2002 was $73.1 million compared with $64.1 million last year. Net income per unit was $2.96, compared with $3.03 last year. Income before gain on settlement of treasury lock and loss on debt extinguishment, net of minority interest, (see Supplemental Information in the attached table) was $73.3 million, an 11% increase over the comparable amount for 2001 of $66.1 million.

Pipeline revenues were $82.7 million, compared with $75.0 million last year. Pipeline operating income increased to $38.6 million, up from $36.8 million for 2001. The positive, accretive effect of the recent acquisitions and substantial growth in base terminaling operations are reflected in the increased terminaling revenues and operating income. Terminaling revenues increased to $206.0 million, compared with $132.8 million in the prior year and terminaling operating income increased to $65.0 million, compared with $45.3 million for 2001.

"We are very pleased with the Partnership's progress in 2002. The acquisitions made late in the year did not have enough time to significantly impact the financial results for the year but we are eager to build on those results in 2003," said Edward D. Doherty, chairman and chief executive officer of Kaneb Pipe Line Company LLC, the Partnership's General Partner.

ABOUT KANEB

     KANEB is a single business represented by two separate publicly traded entities on the New York Stock Exchange. KANEB's business is focused on mid-stream energy assets -- refined petroleum product pipelines, and petroleum and specialty liquids storage and terminaling facilities. KANEB is a major transporter of refined petroleum products in the Midwest and is the third largest independent liquids terminaling company in the world. Worldwide operations include facilities in 29 states, the District of Columbia, Canada, the Netherlands Antilles, Australia, New Zealand and the United Kingdom. Its publicly traded entities are Kaneb Services LLC (NYSE: KSL) and Kaneb Pipe Line Partners, L.P., (NYSE: KPP, "the Partnership").

     Kaneb Services LLC is a unique limited liability company, the only publicly traded, cash distributing entity taxed as a partnership that owns the general partner interest of another publicly traded master limited partnership. KSL's assets are the KPP general partner interest and 5.1 million KPP partnership units. Through a wholly owned subsidiary, Kaneb Pipe Line Company LLC, KSL manages and operates the KPP pipeline and terminaling assets. Another KSL subsidiary provides wholesale fuel marketing services.

     Kaneb Pipe Line Partners, L.P., a master limited partnership, was formed in 1989 to own a 2,075 mile common carrier pipeline system from Kansas to North Dakota that has been managed by Kaneb Pipe Line Company LLC since 1953. Pipeline acquisitions in 1995 and 1998 added 725 miles of pipeline in Colorado, Iowa, South Dakota and Wyoming. In 2002, the Partnership acquired the largest fertilizer pipeline in the country, a 2,000-mile pipeline system that runs from the Louisiana Gulf Coast to the upper Midwest states. In December 2002, the Partnership acquired a 400 mile products pipeline and four terminals in North Dakota and Minnesota. The Partnership entered the liquids terminaling business with a large acquisition in 1993, and has more than tripled the size of this operation through subsequent acquisitions. In 2001, the Partnership completed a $165 million acquisition of seven West Coast, U.S. terminals. In 2002, the Partnership completed a $300 million acquisition of two world-class terminaling facilities located in Point Tupper, Nova Scotia, Canada and on the island of St. Eustatius in the Netherlands Antilles and the acquisition of eight bulk liquid storage terminals in Australia and New Zealand.

     Certain of the statements in this press release are not purely historical, and as such are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements regarding management's intentions, plans, beliefs, expectations or projections of the future. Forward-looking statements involve risks and uncertainties, including without limitation, the various risks inherent in the company's business, and other risks and uncertainties detailed from time to time in the companies' periodic reports filed with the Securities and Exchange Commission. One or more of these factors have affected, and could in the future affect, the company's business and financial results in future periods, and could cause actual results to differ materially from plans and projections. There can be no assurance that the forward-looking statements made in this document will prove to be accurate, and issuance of such forward-looking statements should not be regarded as a representation by the company, or any other person, that the objectives and plans of the company will be achieved. All forward-looking statements made in this press release are based on information presently available to management, and the company assumes no obligation to update any forward-looking statements.

                               KANEB SERVICES LLC
                       CONSOLIDATED STATEMENTS OF INCOME
                    (In thousands, except per share amounts)
                                  (Unaudited)

                                              Three Months
                                           Ended December 31,      Year Ended December 31,
                                         -----------------------   -----------------------
                                           2002          2001         2002         2001
                                         ---------    ----------   ----------    ---------

Consolidated revenues:
   Services                              $  80,723    $   53,372    $ 288,669    $ 207,796
   Products                                103,331        63,051      381,159      327,542
                                         ---------    ----------    ---------    ---------
      Total consolidated revenues          184,054       116,423      669,828      535,338
                                         ---------    ----------    ---------    ---------
Consolidated costs and expenses:
   Cost of products sold                    99,143        63,934      367,870      326,230
   Operating costs                          39,608        23,565      132,269       91,704
   Depreciation and amortization            12,031         5,879       39,471       23,261
   Gain on sale of assets                     (503)         -            (609)        -
   General and administrative                7,434         5,423       24,468       14,352
                                         ---------    ----------    ---------    ---------
    Total consolidated costs and expenses  157,713        98,801      563,469      455,547
                                         ---------    ----------    ---------    ---------
Consolidated operating income               26,341        17,622      106,359       79,791

Consolidated interest and other income       3,182           (98)       3,664        4,132

Consolidated interest expense               (8,227)       (2,655)     (29,171)     (15,381)

Consolidated loss on debt extinguishment    (1,170)         -          (3,282)      (6,540)
                                         ---------    ----------    ---------    ---------
Consolidated income before gain on
   issuance of units by KPP, income
   taxes and interest of outside non-
   controlling partners in KPP's
   net income                               20,126        14,869       77,570       62,002

Gain on issuance of units by KPP             7,550          -          24,882        9,859

Income tax benefit (expense)                  (472)          198       (2,585)       2,413

Interest of outside non-controlling
   partners in KPP's net income            (14,397)      (11,813)     (52,639)     (45,951)
                                         ---------    ----------    ---------    ---------
Net income                               $  12,807    $    3,254    $  47,228    $  28,323
                                         =========    ==========    =========    =========
Earnings per share:
   Basic                                 $    1.12    $     0.29    $    4.13    $    2.57
                                         =========    ==========    =========    =========
   Diluted                               $    1.09    $     0.28    $    4.02    $    2.46
                                         =========    ==========    =========    =========

                               KANEB SERVICES LLC
                            SUPPLEMENTAL INFORMATION
                    (In thousands, except per share amounts)
                                  (Unaudited)


                                             Three Months
                                           Ended December 31,      Year Ended December 31,
                                         -----------------------   -----------------------
                                           2002          2001         2002         2001
                                         ---------    ----------   ----------    ---------

Net income                               $  12,807    $    3,254    $  47,228    $  28,323
Gain on settlement of treasury lock,
   net of interest of outside non-
   controlling partners in KPP's
   net income                                 (661)         -            (661)      (1,016)
Loss on debt extinguishment, net of
   interest of outside non-controlling
   partners in KPP's net income                256          -             758          859
Gain on issuance of units by KPP            (7,550)         -         (24,882)      (9,859)
                                         ---------    ----------    ---------    ---------
Income, as adjusted                      $   4,852    $    3,254    $  22,443    $  18,307
                                         =========    ==========    =========    =========
Diluted earnings per share, as adjusted  $    0.41    $     0.28    $    1.91    $    1.59
                                         =========    ==========    =========    =========
Weighted average diluted shares
   outstanding                              11,746        11,674       11,755       11,509
                                         =========    ==========    =========    =========

Consolidated revenues (including KPP):
   Pipeline                              $  24,752    $   19,821    $  82,698    $  74,976
   Terminaling                              55,971        33,551      205,971      132,820
   Product Marketing                       103,331        63,051      381,159      327,542
                                         ---------    ----------    ---------    ---------
                                         $ 184,054    $  116,423    $ 669,828    $ 535,338
                                         =========    ==========    =========    =========
Consolidated operating income
   (including KPP):
      Pipeline                           $  11,202    $   10,133    $  38,623    $  36,773
      Terminaling                           14,078         9,676       65,040       45,318
      Product Marketing                      1,755        (1,360)       4,692         (611)
      General and administrative expenses     (694)         (827)      (1,996)      (1,689)
                                         ---------    ----------    ---------    ---------
                                         $  26,341    $   17,622    $ 106,359    $  79,791
                                         =========    ==========    =========    =========
Supplemental cash flow information:
   Distributions received from KPP       $   5,616                  $  21,612
   Parent Company general and
      administrative expenses                 (694)                    (1,996)
   Parent Company interest expense            (185)                      (718)
                                         ---------                  ---------
                                         $   4,737                  $  18,898
                                         =========                  =========
      Cash distributed to shareholders   $   4,749                  $  18,351
                                         =========                  =========



                         KANEB PIPE LINE PARTNERS, L.P.
                       CONSOLIDATED STATEMENTS OF INCOME
                    (In thousands, except per unit amounts)
                                  (Unaudited)

                                              Three Months
                                           Ended December 31,      Year Ended December 31,
                                         -----------------------   -----------------------
                                           2002          2001         2002         2001
                                         ---------    ----------   ----------    ---------
Revenues:
   Services                              $  80,723    $   53,372    $ 288,669    $ 207,796
   Products                                 34,259          -          97,961         -
                                         ---------    ----------    ---------    ---------
      Total revenues                       114,982        53,372      386,630      207,796
                                         ---------    ----------    ---------    ---------
Costs and expenses:
   Cost of products sold                    31,465          -          90,898         -
   Operating costs                          39,375        23,299      131,326       90,632
   Depreciation and amortization            12,017         5,858       39,425       23,184
   Gain on sale of assets                     (503)         -            (609)        -
   General and administrative                5,758         4,406       19,869       11,889
                                         ---------    ----------    ---------    ---------
      Total costs and expenses              88,112        33,563      280,909      125,705
                                         ---------    ----------    ---------    ---------
Operating income                            26,870        19,809      105,721       82,091

Interest and other income                    3,156            59        3,570        4,277

Interest expense                            (7,978)       (2,639)     (28,110)     (14,783)

Loss on debt extinguishment                 (1,170)         -          (3,282)      (6,540)
                                         ---------    ----------    ---------    ---------
Income before minority interest and
   income taxes                             20,878        17,229       77,899       65,045

Minority interest in net income               (198)         (169)        (738)        (648)

Income tax provision                        (1,102)         (379)      (4,083)        (256)
                                         ---------    ----------    ---------    ---------
Net income                                  19,578        16,681       73,078       64,141

General partner's interest in net income    (1,526)         (906)      (5,638)      (2,774)
                                         ---------    ----------    ---------    ---------
Limited partners' interest in net income $  18,052    $   15,775    $  67,440    $  61,367
                                         =========    ==========    =========    =========
Allocation of net income per unit        $    0.74    $     0.78    $    2.96    $    3.03
                                         =========    ==========    =========    =========
Weighted average number of Partnership
   units outstanding                        24,296        20,285       22,763       20,285
                                         =========    ==========    =========    =========




                         KANEB PIPE LINE PARTNERS, L.P.
                            SUPPLEMENTAL INFORMATION
                                  (Unaudited)


                                              Three Months
                                           Ended December 31,      Year Ended December 31,
                                         -----------------------   -----------------------
                                           2002          2001         2002         2001
                                         ---------    ----------   ----------    ---------

Net income (in 000s)                     $  19,578    $   16,681    $  73,078    $  64,141
Gain on settlement of treasury lock,
   net of minority interest (in 000s)       (2,989)         -          (2,989)      (3,782)
Loss on debt extinguishment, net of
   minority interest (in 000s)               1,158          -           3,248        5,757
                                         ---------    ----------    ---------    ---------
Income before settlement of treasury
   lock and loss on debt extinguishment
   (in 000s)                             $  17,747    $   16,681    $  73,337    $  66,116
                                         =========    ==========    =========    =========
Income per unit before settlement of
   treasury lock and loss on debt
   extinguishment                        $    0.67    $     0.78    $    2.97    $    3.12
                                         =========    ==========    =========    =========
Revenues (in 000s):
   Pipeline                              $  24,752    $   19,821    $  82,698    $  74,976
   Terminaling                              55,971        33,551      205,971      132,820
   Product marketing                        34,259          -          97,961         -
                                         ---------    ----------    ---------    ---------
                                         $ 114,982    $   53,372    $ 386,630    $ 207,796
                                         =========    ==========    =========    =========
Operating income (in 000s):
   Pipeline                              $  11,202    $   10,133    $  38,623    $  36,773
   Terminaling                              14,078         9,676       65,040       45,318
   Product marketing                         1,590          -           2,058         -
                                         ---------    ----------    ---------    ---------
                                         $  26,870    $   19,809    $ 105,721    $  82,091
                                         =========    ==========    =========    =========
Depreciation and amortization (in 000s):
   Pipeline                              $   2,276    $    1,541    $   6,408    $   5,478
   Terminaling                               9,555         4,317       32,368       17,706
   Product marketing                           186          -             649         -
                                         ---------    ----------    ---------    ---------
                                         $  12,017    $    5,858    $  39,425    $  23,184
                                         =========    ==========    =========    =========
Capital expenditures (in 000s):
   Pipeline                              $   2,321    $    2,184    $   9,469    $   4,309
   Terminaling                               6,292         5,473       20,953       12,937
   Product marketing                           559          -             679         -
                                         ---------    ----------    ---------    ---------
                                         $   9,172    $    7,657    $  31,101    $  17,246
                                         =========    ==========    =========    =========
Pipeline operating statistics -
   Barrel miles shipped (in billions)*         4.6           4.7         18.3         18.6
                                         =========    ==========    =========    =========
Terminaling operating statistics:
   Average annual barrels of tankage
      utilized (in millions)                  49.7          30.1         46.5         30.1
                                         =========    ==========    =========    =========
   Average annual revenues per barrel
      of tankage utilized                $    4.47    $     4.38    $    4.43    $    4.41
                                         =========    ==========    =========    =========



* Excludes barrel miles on pipelines acquired in 2002.